Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

The unaudited pro forma condensed combined financial statements (which we refer to as the pro forma financial statements) combine the adjusted historical financial statements of Capitol and the historical consolidated combined financial statements of Lindblad to illustrate the effect of the reverse capitalization. The pro forma financial statements were based on and should be read in conjunction with:

●	The accompanying notes to the unaudited pro forma financial statements;

●	Capitol’s financial statements for the year ended December 31, 2014 and three and six months ended June 30, 2015 and the notes relating thereto; and

●	Lindblad’s consolidated financial statements for the year ended December 31, 2014 and three and six months ended June 30, 2015 and the notes relating thereto.

The Company is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the transactions, following unaudited pro forma condensed combined balance sheet combines the unaudited historical balance sheet of Capitol as of June 30, 2015 with the unaudited consolidated historical statement of financial position of Lindblad as of June 30, 2015, giving effect to the transactions as if they had been consummated as of that date, following unaudited pro forma condensed combined income statement for the three and six months ended June 30, 2015 combines the unaudited condensed statement of operations of Capitol for the three and six months ended June 30, 2015 with the unaudited income statement of Lindblad for the three and six months ended June 30, 2015, giving effect to the transactions as if they had occurred on January 1, 2015, following unaudited pro forma condensed combined income statement for the year ended December 31, 2014 combines the audited statement of operations of Capitol for the year ended December 31, 2014 with the audited income statement of Lindblad for the year ended December 31, 2014, giving effect to the transactions as if they had occurred on January 1, 2014.

The historical financial information has been adjusted to give effect to the expected events that are related and/or directly attributable to the transactions, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the transactions.historical financial statements of Capitol and Lindblad have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The unaudited pro forma condensed combined financial statements included herein are prepared in accordance with GAAP.

The historical financial information of Capitol was derived from the unaudited financial statements of Capitol for the three and six months ended June 30, 2015 and the audited financial statements of Capitol for the year ended December 31, 2014. The historical financial information of Lindblad was derived from the unaudited consolidated financial statements of Lindblad for the three and six months ended June 30, 2015 and the audited consolidated financial statements of Lindblad for the year ended December 31, 2014. This information should be read together with Capitol’s and Lindblad’s financial statements and related notes, and other financial information. Unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. The merger was consummated on July 8, 2015.

1

LINDBLAD EXPEDITIONS HOLDINGS, INC. (FORMERLY CAPITOL ACQUISITION CORP. II)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2015

	Capitol Acquisition	Lindblad Expeditions,	Pro Forma Adjustments				Pro Forma As
	Corp. II	Inc.	New Debt	Note	Merger	Note	Adjusted
	Note 1	Note 2
ASSETS
Current assets:
Cash and cash equivalents	$15,949	$53,473,021	$-		$200,000,936	5	$200,411,593
			-		(14,781,300)	6
			54,702,987	7	(3,000,000)	12
			-		(90,000,000)	8
Restricted cash and marketable securities	10,005	47,478,278	(30,000,000)	7	-		17,488,283
Cash and cash equivalents held in trust account, interest income available for working capital and taxes	936	-	-		(936)	5	-
Inventories	-	1,921,917	-		-		1,921,917
Marine operating supplies	-	5,145,250	-		-		5,145,250
Prepaid expenses and other current assets	48,832	10,994,135	-		-		11,042,967
Total current assets	75,722	119,012,601	24,702,987		92,218,700		236,010,010

Property and equipment, net	-	119,175,217	-		-		119,175,217
Operating rights	-	6,528,949	-		-		6,528,949
Deferred tax assets	-	253,829	-		-		253,829
Restricted cash and cash equivalents held in trust account	200,000,000	-	-		(200,000,000)	5	-
Deferred royalties and commissions	-	-	-		13,751,994	10	13,751,994

Total assets	$200,075,722	$244,970,596	$24,702,987		$(94,029,306)		$375,719,999

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Unearned passenger revenues	$-	$79,042,259	$-		$-		$79,042,259
Accounts payable and accrued expenses	3,041,695	18,070,214	-		(500,000)	11	20,611,909
Long-term debt - current	-	1,500,000	250,000	7	-		1,750,000
Obligations to repurchase shares of Class A common stock	-	4,965,792	-		(4,965,792)	9	-
Total current liabilities	3,041,695	103,578,265	250,000		(5,465,792)		101,404,168

Long-term debt, less current portion	-	138,271,507	-		-		162,724,494
			24,452,987	7	-
Other long-term liabilities	-	418,070	-		-		418,070
Deferred income taxes, long-term	-	408,226	-		-		408,226
Total long-term liabilities	-	139,097,803	24,452,987		-		163,550,790

Total liabilities	3,041,695	242,676,068	24,702,987		(5,465,792)		264,954,958

Ordinary shares subject to possible redemption	187,981,868	-	-		(187,981,868)	3	-

Stockholders' equity:
Common stock, $0.001 par value	620	-	-		3,882	3	4,472
			-		(30)	12
Additional paid-in capital	12,975,932	(59,574,152)	-		187,977,986	3	53,450,741
			-		(3,924,393)	4
			-		(10,222,448)	6
			-		(90,000,000)	8
			-		4,965,792	9
			-		13,751,994	10
			-		500,000	11
			-		(2,999,970)	12
Retained earnings (deficit)	(3,924,429)	61,868,680	-		3,924,429	4	57,309,828
			-		(4,558,852)	6

Accumulated other comprehensive income	36	-	-		(36)	4
Total stockholders' equity (deficit)	9,052,159	2,294,528	-		99,418,354		110,765,041

Total liabilities and stockholders' equity (deficit)	$200,075,722	$244,970,596	$24,702,987		$(94,029,306)		$375,719,999

See footnotes to unaudited pro forma condensed combined financial statements

2

LINDBLAD EXPEDITIONS HOLDINGS, INC. (FORMERLY CAPITOL ACQUISITION CORP. II)
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

THREE MONTHS ENDED JUNE 30, 2015

	Capitol Acquisition	Lindblad Expeditions,	Pro Forma Adjustments				Pro Forma As
	Corp. II	Inc.	New Debt	Note	Merger	Note	Adjusted
	Note A	Note B

Revenues	$-	$49,531,025	$-		$-		$49,531,025
Cost of revenues		21,485,767	-		-		21,485,767
Gross Profit	-	28,045,258	-		-		28,045,258

Operating expenses:

Selling and marketing	-	8,189,162	-		726,171	D	8,915,333
General and administrative	773,574	14,556,935	-		117,000	C	9,911,155
					(4,956,160)	H
			-		(580,194)	I
Depreciation and amortization	-	2,895,026	-		-		2,895,026

Total operating expenses	773,574	25,641,123	-		(4,693,183)		21,721,514

(Loss) income from operations	(773,574)	2,404,135	-		4,693,183		6,323,744

Interest income (expense), net	13	(3,888,204)	3,888,204	E	-		(2,923,393)
			(2,063,000)	F	-
			(344,000)	F	-
			(516,406)	G	-
Loss on foreign currency translation	-	(78,329)	-		-		(78,329)
Earnings on investment in CFMF	-	(235,000)	-		235,000	J	-
Other income	-	12,525,926	-		(12,525,926)	K	-
Other (expense) income, net	13	8,324,393	964,798		(12,290,926)		(3,001,722)

Income (loss) before income taxes	(773,561)	10,728,528	964,798		(7,597,743)		3,322,022

Income tax (benefit) expense	-	1,893,259	-		(741,000)	L	1,152,259

Net (loss) income	$(773,561)	$8,835,269	$964,798		$(6,856,743)		$2,169,763
Capitol Common and Lindblad Class A Common Stock
Net (loss) income available to Capitol
Common and Lindblad Class A Common Stockholders	$(773,561)	$8,835,269	$964,798		$(6,856,743)		$2,169,763
Weighted average shares outstanding
Basic	6,201,785	154,817	-		38,361,157	M	44,717,759
Diluted	6,201,785	159,596	-		42,338,619	M	48,700,000
Earnings per share
Basic	$(0.12)	$57.07					$0.05
Diluted	$(0.12)	$55.36					$0.04

See footnotes to unaudited pro forma condensed combined financial statements

3

LINDBLAD EXPEDITIONS HOLDINGS, INC. (FORMERLY CAPITOL ACQUISITION CORP. II)
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

SIX MONTHS ENDED JUNE 30, 2015

	Capitol Acquisition	Lindblad Expeditions,	Pro Forma Adjustments				Pro Forma As
	Corp. II	Inc.	New Debt	Note	Merger	Note	Adjusted
	Note A1	Note B2

Revenues	$-	$104,951,551	$-		$-		$104,951,551
Cost of revenues		45,886,988	-		-		45,886,988
Gross Profit	-	59,064,563	-		-		59,064,563

Operating expenses:

Selling and marketing	-	17,351,646	-		1,452,342	D1	18,803,988
General and administrative	2,185,134	25,682,431	-		235,000	C1	20,297,963
					(4,956,160)	H1
			-		(2,848,442)	I1
Depreciation and amortization	-	5,646,825	-		-		5,646,825

Total operating expenses	2,185,134	48,680,902	-		(6,117,260)		44,748,776

(Loss) income from operations	(2,185,134)	10,383,661	-		6,117,260		14,315,787

Interest income (expense), net	1,278	(5,077,627)	5,077,627	E1	-		(5,810,451)
			(4,125,000)	F1	-
			(688,000)	F1	-
			(998,729)	G1	-
Change in fair value of contingent purchase obligation	-	-	-		-		-
Change in fair value of obligation to repurchase shares of Class A common stock	-	-	-		-		-
Loss on foreign currency translation	-	(194,367)	-		-		(194,367)
Earnings on investment in CFMF	-	-	-		-		-
Other income	-	12,525,926	-		(12,525,926)	K1	-
Other (expense) income, net	1,278	7,253,932	(734,102)		(12,525,926)		(6,004,818)

Income (loss) before income taxes	(2,183,856)	17,637,593	(734,102)		(6,408,666)		8,310,969

Income tax (benefit) expense	-	1,869,831	-		(798,000)	L1	1,071,831

Net (loss) income	$(2,183,856)	$15,767,762	$(734,102)		$(5,610,666)		$7,239,138
Capitol Common and Lindblad Class A Common Stock
Net (loss) income available to Capitol
Common and Lindblad Class A Common Stockholders	$(2,183,856)	$15,767,762	$(734,102)		$(5,610,666)		$7,239,138
Weighted average shares outstanding
Basic	6,201,785	199,769	-		38,316,205	M1	44,717,759
Diluted	6,201,785	203,057	-		42,295,158	M1	48,700,000
Earnings per share
Basic	$(0.35)	$78.93					$0.16
Diluted	$(0.35)	$77.65					$0.15

See footnotes to unaudited pro forma condensed combined financial statements

4

LINDBLAD EXPEDITIONS HOLDINGS, INC. (FORMERLY CAPITOL ACQUISITION CORP. II)

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

YEAR ENDED DECEMBER 31, 2014

	Capitol Acquisition	Lindblad Expeditions,	Pro Forma Adjustments				Pro Forma As
	Corp. II	Inc.	New Debt	Note	Merger	Note	Adjusted
	Note A2	Note B2

Revenues	$-	$198,458,975	$-		$-		$198,458,975
Cost of revenues		90,002,097	-		-		90,002,097
Gross Profit	-	108,456,878	-		-		108,456,878

Operating expenses:

Selling and marketing	-	30,718,361	-		2,904,684	D2	33,623,045
General and administrative	1,052,701	36,052,452	-		469,078	C2	37,574,231
			-		-
Depreciation and amortization	-	11,266,095	-		-		11,266,095

Total operating expenses	1,052,701	78,036,908	-		3,373,762		82,463,371

(Loss) income from operations	(1,052,701)	30,419,970	-		(3,373,762)		25,993,507

Interest income (expense), net	40,393	(5,292,835)	5,292,835	E2	-		(11,376,334)
			(8,250,000)	F2	-
			(1,375,000)	F2	-
			(1,791,727)	G2	-
Change in fair value of contingent purchase obligation	-	-	-		-		-
Change in fair value of obligation to repurchase shares of Class A common stock	-	10,018	-		-		10,018
Loss on foreign currency translation	-	(149,536)	-		-		(149,536)
Earnings on investment in CFMF	-	54,835	-		-		54,835
Other income	-	2,500	-		-		2,500
Other (expense) income, net	40,393	(5,375,018)	(6,123,892)		-		(11,458,517)

Income (loss) before income taxes	(1,012,308)	25,044,952	(6,123,892)		(3,373,762)		14,534,990

Income tax expense	-	2,799,497	-		(1,062,000)	L2	1,737,497

Net (loss) income	$(1,012,308)	$22,245,455	$(6,123,892)		$(2,311,762)		$12,797,493
Capitol Common and Lindblad Class A Common Stock
Net income (loss) available to Capitol
Common and Lindblad Class A Common Stockholders	$(1,012,308)	$21,172,447	$(6,123,892)		$(2,311,762)	N2	$12,797,493
					1,073,008	N2
Weighted average shares outstanding
Basic	6,201,785	244,675	-		38,271,299	M2	44,717,759
Diluted	6,201,785	244,982	-		42,253,233	M2	48,700,000
Earnings per share
Basic	$(0.16)	$86.53					$0.29
Diluted	$(0.16)	$86.42					$0.26

Class B Common Stock
Net income available to Class B Common Stockholders		$1,073,008	$-		$(1,073,008)	N2	$-
Weighted average shares outstanding
Basic	-	12,400			(12,400)	N2
Diluted	-	12,400			(12,400)	N2
Earnings per share
Basic	$-	$86.53			$-
Diluted	$-	$86.53			$-

See footnotes to unaudited pro forma condensed combined financial statements

5

LINDBLAD EXPEDITIONS HOLDINGS, INC. (FORMERLY CAPITOL ACQUISITION CORP. II)

Unaudited Pro Forma Condensed Combined Financial Statements

I. Basis of Pro Forma Presentation

The pro forma financial statements were derived from historical financial statements of Capitol and the historical consolidated financial statements of Lindblad. Historical financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the mergers, (2) factually supportable, and (3) with respect to the pro forma statement of operations, expected to have a continuing impact on the combined results. The pro forma financial statements reflect the impact of:

●	The mergers of Capitol and Lindblad, resulting in Capitol issuing 20,017,787 shares of Capitol’s common stock in exchange for 90,000 shares of Lindblad’s common stock. The merger is presented first assuming that there is no conversion by Capitol’s public holders of common stock and secondly, assuming the maximum conversion by such holders.

●	Other adjustments described in the notes to this section.

The following matters have not been reflected in the pro forma financial statements as they do not meet the aforementioned criteria:

●	Cost savings (or associated costs to achieve such savings) from operating efficiencies, synergies or other restructuring that could result from the merger. The timing and effect of actions associated with integration are currently uncertain.

●	The potential use by the combined entity of the Capitol pre-merger cash.

The transaction is being accounted for as a reverse business combination and recapitalization of Lindblad, since the former owners of Lindblad will control the post-merger company. Lindblad will be deemed the acquirer and Capitol will be deemed the acquired company for accounting purposes.

II. Pro Forma Adjustments

The following pro forma adjustments give effect to the Business Combination:

Pro Forma Condensed Combined Balance Sheet - as of June 30, 2015

Note 1	Derived from the Capitol condensed financial statements as of June 30, 2015.

Note 2	Derived from the Lindblad condensed consolidated financial statements as of June 30, 2015.

Pro forma adjustments:

Note 3	To record the reclassification of Capitol’s 18,798,187 shares of “ordinary shares subject to possible redemption” to common stock ($1,880) and additional paid in capital ($187,977,986), the issuance of 20,017,787 shares of Capitol’s common stock, par value $0.0001, (common stock of $2,002), in exchange for 90,000 Class A shares of Lindblad common stock, no par value.

	Debit	Credit
Ordinary shares subject to possible redemption	$187,981,868
Common stock		$3,882
Additional paid-in capital		187,977,986

6

Note 4	To eliminate the accumulated deficit and accumulated other comprehensive income of Capitol, the accounting acquiree.

	Debit	Credit
Additional paid-in capital	$3,924,393
Accumulated other comprehensive income	36
Accumulated deficit		$3,924,429

Note 5	To record the conversion of “Cash and Cash Equivalents Held in Trust Account, Restricted” to “Cash and cash equivalents”.

	Debit	Credit
Cash and cash equivalents	$200,000,936
Restricted cash and cash equivalents held in trust account		$200,000,000
Cash and cash equivalents held in trust account, interest income available for working capital and taxes		936

Note 6	To record the deferred underwriter commission of $8,000,000 and advisory, legal, accounting and other expenses of the business combination.

	Debit	Credit
Additional paid-in capital	$10,222,448
Retained earnings (deficit)	4,558,852
Cash and cash equivalents		$14,781,300

Note 7	To record the entry into the new debt financing agreement, receiving gross proceeds of $25,000,000, net change of debt discount and deferred financing costs of $297,013. In addition, restricted cash of $30,000,000 was released.

	Debit	Credit
Cash and cash equivalents	$54,702,987
Debt discount and deferred financing costs	297,013
Restricted cash		$30,000,000
Long-term debt, current		250,000
Long-term debt		24,750,000

Note 8	To record the payment of cash to the stockholders of Lindblad.

	Debit	Credit
Additional paid-in capital	$90,000,000
Cash and cash equivalents		$90,000,000

Note 9	To record the rescission of the obligation for Lindblad to repurchase shares of Class A common stock and vested options.

	Debit	Credit
Obligations to repurchase shares of Class A common stock	$4,965,792
Additional paid-in-capital		$4,965,792

7

Note 10	To record the issuance of a stock option by Mr. Lindblad to National Geographic for the purchase of 5% of eligible shares outstanding (a grant to purchase a total of 2,387,499 shares) in consideration for the extensions of the National Geographic Alliance and License Agreement and Tour Operator Agreement. The grant date fair value of $5.76 per share was determined using a Black-Scholes model with a term of 5 years, exercise price of $10.00, share price of $10.75, volatility of 60%, and discount rate of 1.58%.

	Debit	Credit
Deferred royalties and commissions	$13,751,994
Additional paid in capital		$13,751,994

Note 11	To record the conversion of the related party notes payable to warrants to purchase 500,000 shares of the Company’s common stock at $11.50 per share.

	Debit	Credit
Accounts payable and accrued expenses	$500,000
Additional paid in capital		$500,000

Note 12	To record conversion of 300,000 shares at $10.00 per share.

	Debit	Credit
Common stock	$30
Additional paid-in capital	2,999,970
Cash and cash equivalents		$3,000,000

Pro Forma Condensed Combined Income Statement - For the Three Months Ended June 30, 2015

Note A	Derived from Capitol’s unaudited condensed financial statements for the three months ended June 30, 2015.

Note B	Derived from Lindblad’s unaudited condensed consolidated financial statements for the three months ended June 30, 2015.

Pro forma adjustments:

Note C	To record the additional compensation to be paid to certain employees of Lindblad, consisting of $167,000 of pro forma compensation as compared to $50,000 of actual compensation recorded.

Note D	To record the amortization of the fair value of a stock option by Mr. Lindblad to National Geographic for the purchase of 5% of eligible shares outstanding (a grant to purchase a total of 2,387,499 shares) in consideration for the extensions of the National Geographic Alliance and License Agreement and Tour Operator Agreement. The grant date fair value of $5.76 per share was determined using a Black-Scholes model with a term of 5 years, exercise price of $10.00, share price of $10.75, volatility of 60%, and discount rate of 1.58%. The fair value is amortized over the benefit period of 5 years.

Note E	To record the decrease in pro forma interest expense of $3,888,204 related to the removal of the long term debt of Lindblad upon the business combination, representing the entirety of Lindblad’s interest expense resulting from their Junior Debt and Senior Debt, whose interest rates were 5.035% and 10.000% per annum, respectively, as of May 8, 2015.

Note F	To record the increase in pro forma interest expense of $2,407,000 related to financing of $175 million at 5.5% per annum.

Note G	To record the amortization of deferred financing costs and the amortization of debt discount.

Note H	To record the removal of the debt success fee expense of $4,956,160.

Note I	To record the removal of non-recurring merger transaction fees of $580,194.

Note J	To record the loss on investment in the CFMF transaction.

8

Note K	To record the removal of the success fee income of $5,000,000 and the gain on transfer of assets of $7,525,926.

Note L	To record the decrease in pro forma income tax expense of $741,000. The decrease in income tax expense was derived using the Company’s expected effective income tax rate of approximately 11.2%.

Note M	To record the pro forma effect of the business combination on the weighted average shares outstanding as if the business combination was consummated on January 1, 2014.

Pro Forma Condensed Combined Income Statement - For the Six Months Ended June 30, 2015

Note A1	Derived from Capitol’s unaudited condensed financial statements for the six months ended June 30, 2015.

Note B1	Derived from Lindblad’s unaudited condensed consolidated financial statements for the six months ended June 30, 2015.

Pro forma adjustments:

Note C1	To record the additional compensation to be paid to certain employees of Lindblad, consisting of $335,000 of pro forma compensation as compared to $100,000 of actual compensation recorded.

Note D1	To record the amortization of the fair value of a stock option by Mr. Lindblad to National Geographic for the purchase of 5% of eligible shares outstanding (a grant to purchase a total of 2,387,499 shares) in consideration for the extensions of the National Geographic Alliance and License Agreement and Tour Operator Agreement. The grant date fair value of $5.76 per share was determined using a Black-Scholes model with a term of 5 years, exercise price of $10.00, share price of $10.75, volatility of 60%, and discount rate of 1.58%. The fair value is amortized over the benefit period of 5 years.

Note E1	To record the decrease in pro forma interest expense of $5,077,627 related to the removal of the long term debt of Lindblad upon the business combination, representing the entirety of Lindblad’s interest expense resulting from their Junior Debt and Senior Debt, whose interest rates were 5.035% and 10.000% per annum, respectively, as of May 8, 2015.

Note F1	To record the increase in pro forma interest expense of $4,813,000 related to financing of $175 million at 5.5% per annum.

Note G1	To record the amortization of deferred financing costs and the amortization of debt discount.

Note H1	To record the removal of the debt success fee expense of $4,956,160.

Note I1	To record the removal of non-recurring merger transaction fees of $2,848,442.

Note K1	To record the removal of the success fee income of $5,000,000 and the gain on transfer of assets of $7,525,926.

Note L1	To record the decrease in pro forma income tax expense of $798,000. The decrease in income tax expense was derived using the Company’s expected effective income tax rate of approximately 11.2%.

Note M1	To record the pro forma effect of the business combination on the weighted average shares outstanding as if the business combination was consummated on January 1, 2014.

Pro Forma Condensed Combined Income Statement - For the Year Ended December 31, 2014

Note A2	Derived from Capitol’s unaudited condensed financial statements for the year ended December 31, 2014.

Note B2	Derived from Lindblad’s unaudited condensed consolidated financial statements for the year ended December 31, 2014.

9

Pro forma adjustments:

Note C2	To record the additional compensation to be paid to certain employees of Lindblad, consisting of $669,078 of pro forma compensation as compared to $200,000 of actual compensation recorded.

Note D2	To record the amortization of the fair value of a stock option by Mr. Lindblad to National Geographic for the purchase of 5% of eligible shares outstanding (a grant to purchase a total of 2,387,499 shares) in consideration for the extensions of the National Geographic Alliance and License Agreement and Tour Operator Agreement. The grant date fair value of $5.76 per share was determined using a Black-Scholes model with a term of 5 years, exercise price of $10.00, share price of $10.75, volatility of 60%, and discount rate of 1.58%. The fair value is amortized over the benefit period of 5 years.

Note E2	To record the decrease in pro forma interest expense of $5,292,835 related to the removal of the long term debt of Lindblad upon the business combination, representing the entirety of Lindblad’s interest expense resulting from their Junior Debt and Senior Debt, whose interest rates were 5.035% and 10.000% per annum, respectively, as of May 8, 2015.

Note F2	To record the increase in pro forma interest expense of $9,625,000 related to financing of $175 million at 5.5% per annum.

Note G2	To record the amortization of deferred financing costs and the amortization of debt discount.

Note L2	To record the decrease in pro forma income tax expense of $1,062,000. The decrease in income tax expense was derived using the Company’s expected effective income tax rate of approximately 11.2%.

Note M2	To record the pro forma effect of the business combination on the weighted average shares outstanding as if the business combination was consummated on January 1, 2014.

Note N2	The Class B common stock was redeemed in December 2014, and for the purpose of this pro forma was deemed to not be outstanding as of January 1, 2014.

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PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma summary financial information below reflects selected financial information for Lindblad Expeditions Holdings, Inc. resulting from the Merger of Capitol Acquisition Corp. II and Lindblad Expeditions Inc., referred to as the “Merger.” The Merger was accounted for as a reverse acquisition as if the Merger had occurred and the Amended Credit Agreement was in effect at the beginning of the periods presented. The pro forma summary financial information does not purport to present what actual results of operations would have been if the Merger and Amended Credit Agreement had occurred on such date or to project results for any future period. The information should be read in conjunction with the historical financial statements of the Company and Capitol included in Capitol’s definitive merger proxy statement filed with the SEC on June 24, 2015.

	Pro Forma (unaudited)
	For the Year Ended December 31, 2014	For the Three Months Ended June 30, 2015	For the Six Months Ended June 30, 2015
Income Statement Data
Total revenues	$198,458,975	$49,531,025	$104,951,551
Total operating expenses	$82,463,371	$21,721,514	$44,748,776
Operating income	$25,993,507	$6,323,744	$14,315,787
Net income	$12,797,493	$2,169,763	$7,239,138
Net income per common share - basic	$0.29	$0.05	$0.16
Net income per common share - diluted	$0.26	$0.04	$0.15

As of June 30, 2015
Balance Sheet Data
Total current assets	$236,010,010
Total assets	$375,719,999
Total current liabilities	$101,404,168
Total liabilities	$264,954,958
Total stockholders’ equity	$110,765,041

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LINDBLAD EXPEDITIONS HOLDINGS, INC. (FORMERLY CAPITOL ACQUISITION CORP. II)

Selected Pro Forma Financial Data

(unaudited)

	For the Three Months Ended June 30,	For the Six Months Ended June 30,	For the Year Ended December 31,
	2015	2015	2014
OPERATING DATA:
Tour revenues	$49,531,025	$104,951,551	$198,458,975

Cost of tours	21,485,767	45,886,988	90,002,097
Gross profit	28,045,258	59,064,563	108,456,878

Operating expenses:
General and administrative	9,911,155	20,297,963	37,574,231
Selling and marketing	8,915,333	18,803,988	33,623,045
Depreciation and amortization	2,895,026	5,646,825	11,266,095
Total operating expenses	21,721,514	44,748,776	82,463,371

Operating income	6,323,744	14,315,787	25,993,507

Other income (expense):
Interest income (expense), net	(2,923,393)	(5,810,451)	(11,376,334)
Other income (expense)	(78,329)	(194,367)	(82,183)
Total other expense	(3,001,722)	(6,004,818)	(11,458,517)

Income before income taxes	3,322,022	8,310,969	14,534,990

Income tax expense	1,152,259	1,071,831	1,737,497

Net income	$2,169,763	$7,239,138	$12,797,493

Weighted average shares outstanding
Basic	44,717,759	44,717,759	44,717,759
Diluted	48,700,000	48,700,000	48,700,000

Earnings per share
Basic	$0.05	$0.16	$0.29
Diluted	$0.04	$0.15	$0.26

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